-----------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 30, 2004


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-J1, Mortgage Pass-Through Certificates, Series 2004-J1).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                              333-109248                                      95-4449516
          --------                              ----------                                      ----------
(State or Other Jurisdiction                   (Commission                                  (I.R.S. Employer
      of Incorporation)                        File Number)                                Identification No.)



           4500 Park Granada
           Calabasas, California                                         91302
         -------------------------                                    ----------
           (Address of Principal                                      (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

       -----------------------------------------------------------------

Item 5. Other Events.
        ------------

     On January 30, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-J1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of January 1, 2004, by and among the Company, Sellers, Master Servicer and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CWMBS, INC.



                                             By: /s/ Darren Bigby
                                                 -------------------------------
                                                 Darren Bigby
                                                 Vice President




Dated:  May 10, 2004

                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page

99.1.     Pooling and Servicing Agreement,
          dated as of January 1, 2004, by
          and among, the Company, Sellers,
          Master Servicer and the Trustee.                                   6